                                                                  EXHIBIT 10.42

                                     FFSI
                         FORD FINANCIAL SERVICES, INC.

                             LEASE SCHEDULE NO. 004
                                      to
                      MASTER LEASE AGREEMENT No.: B01060898SD
                 (including all supplements and addenda the "Lease")

                                    dated

                          the 13th day of August, 1998

                                   between

                      FORD FINANCIAL SERVICES, INC. ("Lessor")

                                    and

                         INTERACTIVE TELESIS, INC. ("LESSEE")
     -------------------------------------------------------------------------
                                 TERMS AND CONDITIONS

     1. LEASE. All terms used herein shall have the same meaning as set forth in the Lease. The items of Equipment described on Exhibit "A", attached hereto and incorporated herein by this reference, are hereby Leased on the terms specified herein and in the Lease which by this reference are incorporated in this Schedule.

     2. TERM AND COMMENCEMENT DATE. The term of this Lease is for THIRTY-SIX (36) MONTHS, is nonterminable and shall commence on the date Lessee signs the Delivery and Acceptance Certificate relating to the Equipment ("Acceptance Date").

     3. RENT. Lessee shall pay Rent to Lessor for the Equipment as follows:

          $8,728.18 per month for 36 months. The Rent shall be based upon a Base Payment of $8,100.40 and a Use Tax Payment of $627.78 for a Total Rental Payment of $8,728.18.

The payment of "Per Diem Rent" (calculated as one-thirtieth (1/30) of the monthly Rent amount) hereunder shall begin on the Acceptance Date and shall continue until the "Rent Commencement Date," which shall be a date chosen by the Lessor that is within thirty (30) days following the Acceptance Date. The first and last payment(s) of Rent shall be due and payable on the Rent Commencement Date. All subsequent Rent payments shall be due and payable on the same day of each succeeding calendar month thereafter until all obligations of Lessee under the Lease have been paid in full.

     Rental payments shall be paid to:
                                         FORD FINANCIAL SERVICES, INC.
                                         101 LEUCADIA BOULEVARD, SUITE 104
                                         ENCINITAS, CALIFORNIA 92024
                                         ATTN: LEASE DEPARTMENT
or such other addresses that may be designated by written notice given in the manner prescribed in the Lease.

     4.   LOCATION OF EQUIPMENT:
                                         INTERACTIVE TELESIS, INC.
                                         12636 HIGH BLUFF DRIVE, 2ND FLOOR
                                         SAN DIEGO, CA 92130

     5. ADVANCE RENTAL. Upon the execution of this Schedule, Lessee shall pay to Lessor as Advance Rental(s) and Deposit(s) in an amount equal to $17,456.36. Upon Acceptance by Lessor of this Schedule, the Advance Rental(s) and Deposit(s) shall become non-refundable. Upon execution of the Delivery and Acceptance Certificate the Advance Rental(s) and Deposit(s) shall be applied to the First and Last month's Rent and any Deposit(s) required and any Per Diem Rent due under this Schedule. After Acceptance of this Schedule by Lessor, if Lessee does not consummate this transaction, including, but not limited to, Lessee's rejection or refusal to Accept any item of Equipment pursuant to this Schedule, Lessor may retain the Advance Rental(s) and Deposit(s) as liquidated damages.

     6. STIPULATED LOSS VALUE. If this Schedule contains a Stipulated Loss Value of the Equipment, the Stipulated Loss Value of each item of Equipment as of each rental payment date in respect thereto shall be that percentage of Purchase Price of such item of Equipment as set forth in the Stipulated Loss Value Rider (Exhibit * *) opposite the number of rental payments in respect of such item of Equipment which would have become due and including such date. The Purchase Price of the Equipment (including any applicable sales or use taxes and charges for transportation, assembly and/or installation) is $249,243.00.

     7. COUNTERPARTS. Three (3) counterparts of this Schedule have been executed by the parties hereto. One counterpart has been designated
"Lessor's Copy." One counterpart has been designated "Lessee's Copy." One counterpart has been designated "File Copy." Only the counterpart marked "Lessor's Copy" along with the original or a photocopy of the Lease evidence Lessee's monetary obligations hereunder and therefore constitutes chattel paper under the Uniform Commercial Code. Notwithstanding the foregoing, if Lessor's Copy of this Lease shall become lost, mutilated or destroyed, Lessor may prove this Lease by photocopies hereof, or by Lessee's Copy.

     8. END OF TERM PROVISION. The Lessor, at its option, may grant to Lessee the option to purchase all of the equipment set forth in said Lease Schedule upon the termination of the initial Lease Schedule Term, provided, however, that the Lessee has performed all conditions of said Lease and that an "Event of Default" has not occurred. Not withstanding the foregoing, the Lessor shall have the option to require the Lessee to purchase the equipment upon the full expiration of the Lease Schedule Term for its then Fair Market Value ("FMV"). Lessee hereby agrees that the Fair Market Value shall be based upon an appraisal provided by an appraiser of the Lessors selection. Should Lessor so require, Lessee hereby guarantees a minimum payment of $24,924.30 plus applicable taxes.



LESSOR:                                          LESSEE:
FORD FINANCIAL SERVICES, INC.                    INTERACTIVE TELESIS, INC.

BY: [Illegible]                                  By: /s/ Donald E. Cameron
   -------------------------                        -----------------------
                                                     DONALD E. CAMERON

Title: President                                 Title: CEO
      ---------------------                            --------------------

Date: 16 Aug         , 2000                      Date: 8-16-00       , 2000
     ----------------------                           ---------------------

                                    FFSI
                         FORD FINANCIAL SERVICES, INC.

                                  EXHIBIT "A"
                                  ===========

                                                                     Page 1 of 1

          Attached to and forming a part of the following documents: LEASE SCHEDULE No.: 004 under that certain MASTER LEASE AGREEMENT No.: B01060898SD dated August 13, 1998, Certificate of Acceptance and UCC-1 Financing Statement to the referenced Lease Schedule, and any addenda thereto by and between FORD FINANCIAL SERVICES, INC., as Lessor, and INTERACTIVE TELESIS, INC., as Lessee.

         The Lease Schedule referenced above is incorporated herein by this reference. All terms used herein which are defined in the Lease shall have the same meaning herein.

         Lessee is hereby instructed to contact the Supplier referenced below for a description of any rights Lessee may have under the Supply Contract covering the Equipment.



SUPPLER: MC INFO
                    WS-C6509-1300AC    Catalyst 6509 CHAS w/1300W AC P/S      2
                    WS-X6K-SUPIA-MSFC  Cat. 6000 Sup. Eng. 1-A                2
                    WS-X6248.RJ-4      Cat. 6000 48 Port 10/100 RJ-45 Module  4
                    WS-X6324-100F      24 Port 100FX Module                   2
                    WS-O5484           GBIC-SX Gigabit Interface              3
                    WS-CAC-1300W       Cat. 6000 A/C Power Supply             2
                    CON-SNT-PKG17      Cisco Smartnet 8x5xNBD                 1
                    PIX-515-R-BUN      PIX Software Bundle                    1
                    PIX-515-FO-BUN     PIX 515 Firewall Fail-Over Bun         1
                    PIX-VPN-3DES       PIX 3DES VPN S/W License               1
                    CON-SNT-PKG10      Cisco Smartnet Maintenance             1
                    CON-SNT-PKG7       Cisco Smartnet Maintenance             1
                    CISCO1720          Cisco 1720 VPN Router                  1
                    CD17-C-12.0.5      1700 IP Feature Pack                   1
                    WIC-1B-U           1 port BRI w/NT-1 WAN Int Card         1
                    CON-SNT-PKG2       Cisco Smartnet Maintenance             1
                    Cisco2621          Cisco Dual 10/100 Router               1
                    CD26-C-12.0.7      IP Feature Pack                        1
                    NM-4B-U            4 Port BRI (U) w/NT-1 Module           1
                    CON-SNT-PKG5       Cisco Smartnet Maintenance             1


EQUIPMENT LOCATION:

12636 High Bluff Drive, 2nd Floor
San Diego, CA 92130

LESSEE           (Initial)
       --------


LESSOR           (Initial)
       ---------

[MC INFO LETTERHEAD]

                                                             INVOICE #: 00007812


BILL TO:                                    SHIP TO:

Ford Financial Service                      Interactive Telesis, Inc.
101 Leucadia Blvd                           12636 High Bluff Drive, 2nd Floor
Suite 100                                   San Diego, CA 92130
Encinitas, CA 92024





SALESPERSON            YOUR          SHIP VIA     COL   PPD     SHIP DATE   TERMS      DATE           PG.
                     ORDER NO.
----------------------------------------------------------------------------------------------------------
Jorge Beaumont                      UPS Ground                              Net 20   8/14/00           1
----------------------------------------------------------------------------------------------------------
QTY.     ITEM NO.          DESCRIPTION                    PRICE      UNIT   DISC %   EXTENDED PRICE   TX
----------------------------------------------------------------------------------------------------------

 4     WS-C6509-1300    Cat. 6509 CHAS w/1300W AC P/S      $8,394.00                     $33,576.00
 4     WS-X6K-SUPIA     Cat. 6000 Sup. Eng. 1-A           $17,997.00                     $71,988.00
 8     WS-X6248.RJ-4    48 Port 10/100 Module              $7,797.00                     $62,376.00
 4     WS-X6324-100F    24 Port 100FX Module               $8,997.00                     $35,988.00
16     WS-O5484         GBIC-SX Gigabit Interface            $300.00                      $4,800.00
 4     WS-CAC-1300W     Cat. 6000 A/C Power Supply         $2,397.00                      $9,588.00
 2     CON-SNT-PKG1     Cisco Smartnet 8x5xNBD             $6,000.00                     $12,000.00
 2     PIX-515-R-BUN    PIX Software Bundle                $3,000.00                      $6,000.00
 2     PIX-515-FO-BU    PIX 515 Firewall Fail-Over Bun     $1,800.00                      $3,600.00
 2     PIX-VPN-3DES     PIX 3DES VPN S/W License             $600.00                      $1,200.00
 2     CON-SNT-PKG1     Cisco Smartnet Maintenance         $1,100.00                      $2,200.00
 2     CON-SNT-PKG7     Cisco Smartnet Maintenance           $550.00                      $1,100.00
 1     CISCO1720        Cisco 1720 VPN Router                $717.00                        $717.00
 1     CD17-C-12.0.5    1700 IP Feature Pack                   $9.00                          $9.00
 2     WIC-1B-U         1 port BRI w/NT-1 WAN Int Card       $420.00                        $840.00
 1     CON-SNT-PKG2     Cisco Smartnet Maintenance           $135.00                        $135.00
 1     Cisco2621        Cisco Dual 10/100 Router           $1,857.00                      $1,857.00
 1     CD26-C-12.0.7    IP Feature Pack                        $9.00                          $9.00
 1     NM-4B-U          4 Port BRI (U) w/NT-1 Module         $900.00                        $900.00
 1     CON-SNT-PKG5     Cisco Smartnet Maintenance           $360.00                        $360.00






-------------------------------------------------------------------------------------------------------------

1 1/2% WILL BE CHARGED MONTHLY ON ALL OVER DUE BALANCES    SALE AMOUNT                  $249,243.00
ALL RETURNS SUBJECT TO 20% RESTOCK FEE                         FREIGHT                        $0.00
MAKE ALL CHECKS PAYABLE TO: MC INFO                          SALES TAX                        $0.00
                                                          TOTAL AMOUNT                  $249,243.00
                                                            PAID TODAY                        $0.00
--------------------------------------------------------------------------------------------------------------

                                                           BALANCE DUE                  $249,243.00

---------------------------------------------------------------------------------------------------------------

I/WE, AS THE LESSEE, DO HEREBY RECOGNIZE AND ACCEPT THIS DOCUMENT TO BE A TRUE AND CORRECT COPY OF THE "ORIGINAL
INVOICE(S)". THE EQUIPMENT DESCRIPTION(S), SERIAL NUMBERS(S), AND DOLLAR AMOUNT(S) IS/ARE CORRECT AND I/WE DO
HEREBY ACCEPT THE TOTAL DOLLAR AMOUNT(S) OF THE INVOICE(S) AS THE CORRECT AMOUNT TO BE FINANCED UNDER THE LEASE
AND ANY APPLICABLE SCHEDULE(S).

/s/ Donald E. Cameron                                              CEO
--------------------------------------------        -------------------------------     DATE:  8-16-00    ,2000
             DONALD E. CAMERON                                  TITLE
